Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

September 6, 2016
Via Overnight Delivery and Email
Halliburton Energy Services, Inc.
Attention: Category Manager, Frac Sand
3000 N Sam Houston Pkwy E
Houston, TX 77032-3219

Dear Mr. Hillman:
Reference is hereby made to that certain Purchase Agreement by and between Halliburton Energy Services, Inc., a Delaware corporation (“Halliburton”) and Hi-Crush Operating LLC, a Delaware limited liability company (“Supplier” and, together with Halliburton, the “Parties”), dated as of June 18, 2014, as amended by that certain First Amendment to the Purchase Agreement, dated as of October 8, 2014 (as amended, the “Purchase Agreement”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

The Parties hereby agree that, during the period commencing on September 1, 2016 and ending August 31, 2017 or as earlier terminated pursuant to the terms of this letter agreement (such period, the “Interim Term”), the following terms and conditions shall apply and shall supersede any conflicting terms of the Purchase Agreement during such Interim Term:

a)
During the Interim Term, the “Interim Price” shall be as follows: (i) FOB mine pricing for 30/50, 40/70 and 100 Mesh Northern White frac sand purchased by Halliburton under the Purchase Agreement shall be $*** per ton, (ii) FOB mine pricing for 20/40 Northern White frac sand purchased by Halliburton under the Purchase Agreement shall be $*** per ton, and (iii) delivered pricing at Supplier’s terminal facilities for all Northern White frac sand purchased by Halliburton during the Interim Term shall be the pricing in Exhibit B or as mutually agreed upon by the Parties at the time of sale. The failure of the Parties to agree upon pricing for Northern White frac sand delivered at Supplier’s terminal facilities shall not relieve Halliburton of its obligation to purchase the Monthly Minimum Interim Requirement as defined in section (b) below. Additional terminal pricing not in Exhibit B will be mutually agreed to between the Parties.

b)
During the Interim Term, Halliburton is obligated to buy from Supplier, and Supplier is obligated to sell, at the Interim Price, *** tons of Northern White frac sand each calendar month (the “Monthly Minimum Interim Requirement”). Halliburton shall be entitled to count both FOB mine and terminal purchases toward the Monthly Minimum Interim Requirement.

c)
During any calendar month of the Interim Term that Halliburton purchases at least the Monthly Minimum Interim Requirement, Halliburton shall be eligible for a rebate, to be paid by Supplier no later than forty-five (45) days following the end of such calendar month, as follows:

i.
If Halliburton meets or exceeds the grade split percentage thresholds set forth on Exhibit A for (A) 30/50 Premium Frac Sand, (B) 40/70 Premium Frac Sand, and (C) 100 mesh sand, then Supplier shall pay Halliburton a rebate equal to $*** multiplied by the number of tons of Northern White frac sand purchased from Supplier during such calendar month.

For the avoidance of doubt, Supplier shall not be obligated to pay a rebate to Halliburton for any calendar month during which Halliburton fails to purchase at least the Monthly Minimum Interim Requirement. Further, Halliburton’s failure to meet the grade split percentage thresholds set forth on Exhibit A shall not be a breach or default under this letter agreement and shall not in any way be a factor in determining Halliburton’s compliance with its obligations set forth in this letter agreement.

d)
In addition to Halliburton’s Monthly Minimum Interim Requirement, during each three month quarter of the Interim Term, Halliburton shall use its best efforts to divide its minimum required purchases between Supplier’s mines serviced by the UP and CN railroads as follows: Halliburton shall use its best efforts to purchase at least *** tons of its minimum required purchase of Northern White frac sand under this side letter agreement during each three-month quarter from Supplier’s mines serviced by the UP, and at least *** tons of its minimum required purchase of Northern White frac sand under this side letter agreement during each three-month quarter from Supplier’s mines serviced by the CN. In addition to all other obligations set forth in this letter agreement, Halliburton shall be deemed to have failed to comply with this letter agreement if, for any three month quarter

Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

of the Interim Term, Halliburton does not purchase at least *** tons of Northern White frac sand from Supplier’s mines serviced by the UP and at least *** tons of Northern White frac sand from Supplier’s mines serviced by the CN, unless such variance was agreed to by Supplier in writing, resulted from an event of Force Majeure, or resulted from the failure of Supplier to supply required volumes consistent with ratios contemplated by this section (d) and due to no fault of Halliburton.

e)
If Halliburton purchases Northern White frac sand in excess of the Monthly Minimum Interim Requirement during any calendar month of the Interim Term, then such excess tons of Northern White frac sand shall be counted towards Halliburton’s Monthly Minimum Interim Requirement for a subsequent calendar month during the Interim Term. Notwithstanding anything in this letter agreement to the contrary, Supplier shall have no obligation to sell to Halliburton more than *** tons of Northern White frac sand during any calendar month of the Interim Term.

f)
If, after adding any applicable excess tons counted from a prior month in accordance with section (e) above, Halliburton purchases less than the Monthly Minimum Interim Requirement, but more than *** tons of Northern White frac sand, from Supplier in any calendar month during the Interim Term (an “Interim Shortfall Month”), then the “Interim Shortfall” shall be the amount by which the Monthly Minimum Interim Requirement exceeds the amount of Northern White frac sand actually purchased by Halliburton during such Interim Shortfall Month including any applicable excess tons counted from a prior month in accordance with section (e) above. Halliburton shall have sixty (60) days after the end of such Interim Shortfall Month (the “Interim Cure Period”) to purchase tonnage of Northern White frac sand in excess of the Monthly Minimum Interim Requirement to make up for the Interim Shortfall. If the Interim Shortfall Month is the final month of the Interim Term, Halliburton shall be entitled to the Interim Cure Period for the Interim Shortfall for such Interim Shortfall Month, and any rights or obligations that are determined hereunder upon the expiration of the Interim Term shall be delayed until the conclusion of such Interim Cure Period to determine if Halliburton’s obligations herein have been satisfied.

g)
If, after adding any applicable excess tons counted from a prior month in accordance with section (e) above, Halliburton fails to purchase at least *** tons of Northern White frac sand from Supplier in any calendar month during the Interim Term (an “Interim Breach Month”), or if Halliburton fails to fully make up an Interim Shortfall during the Interim Cure Period, then Halliburton shall be deemed to have breached this letter agreement (a “Halliburton Breach”). Halliburton shall have thirty (30) days after written notice from Supplier to cure a Halliburton Breach by purchasing tonnage of Northern White frac sand from Supplier in excess of the Monthly Minimum Interim Requirement in an amount equal to (i) the difference between the Monthly Minimum Interim Requirement and the number of tons of Northern White frac sand purchased by Halliburton from Supplier during the Interim Breach Month including any applicable excess tons counted from a prior month in accordance with section (e) above or (ii) the uncured Interim Shortfall, as applicable. If the time period to cure a Halliburton Breach provided above extends past the end of the Interim Term, Halliburton shall be entitled to the full cure period for such Halliburton Breach, and any rights or obligations that are determined hereunder upon the expiration of the Interim Term shall be delayed until the conclusion of such cure period to determine if Halliburton’s obligations herein have been satisfied. If Halliburton fails to cure a Halliburton Breach or other non-compliance hereunder within thirty (30) days after written notice thereof from Supplier, then this letter agreement and all terms and conditions hereunder shall automatically terminate, and all terms and conditions of the Purchase Agreement shall be reinstated in full force and effect. Notwithstanding the foregoing, if Halliburton has more than one (1) Halliburton Breach during the Interim Term, Supplier shall have the right to immediately terminate this letter agreement by giving written notice of termination to Halliburton and, in the event of such termination, all terms and conditions of the Purchase Agreement shall be reinstated in full force and effect. Supplier hereby reserves all rights and remedies under the Purchase Agreement, including without limitation, any and all rights, remedies and claims which existed for Purchase Shortfalls and Makewhole Payment liability as of the effective date hereof.

The Parties further agree that on August 31, 2017, provided that Halliburton has fully complied with its obligations set forth in this letter agreement during the Interim Term, including but not limited to purchasing Northern White frac sand from Supplier in accordance with the volume requirements and the prices set forth herein, then (i) the Purchase Agreement shall automatically terminate, (ii) any and all claims whatsoever by Supplier, including but not limited to any Supply Shortfall or Purchase Shortfall (or monetary obligation with respect thereto, including Makewhole Payment liability) existing under the Purchase Agreement as of August 31, 2017, as well as any and all claims relating to outstanding invoices asserted by D & I Silica, LLC in

Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

regards to transload fees, switch fees and storage fees in the amount of $*** shall be fully and forever waived by Supplier, (iii) any and all claims whatsoever by Halliburton against Supplier or D & I Silica, LLC under the Purchase Agreement or any other contract or agreement between the Parties or between Halliburton and D & I Silica, LLC including, without limitation, any claim against either D & I Silica, LLC or Supplier for private cars fees or for alleged overcharging of transload fees, switching fees, demurrage, or for inventory loss shall be fully and forever waived by Halliburton and (iv) the Parties shall use their best efforts to negotiate a new or revised agreement for the purchase and sale of frac sand taking into consideration then prevailing market conditions. In the event that Halliburton shall fail to comply with its obligations set forth in this letter agreement during the Interim Term, the provisions of this paragraph shall become null and void and, in addition to the rights and remedies set forth in section (g) above, the Parties shall be entitled to pursue any and all claims or remedies available to them with regard to any claim by either Party which may exist on the effective date of this letter agreement.

Except as otherwise expressly modified herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

All information contained in this letter agreement, including the existence of such letter agreement, is deemed confidential and shall not be disclosed to any third party; provided that the provisions set forth in Article 6 of the Purchase Agreement shall apply to the information contained herein as if such information was Confidential Information. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which taken together shall constitute one instrument. A signature page to this letter agreement that contains a copy of a party’s signature and that is sent by such party or its agent with the apparent intention (as reasonably evidenced by the actions of such party or its agent) that it constitute such party’s execution and delivery of this letter agreement, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such party had executed and delivered an original of this letter agreement. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflict of law principles and shall be binding on the parties hereto and their successors and assigns.

[Signature Page Follows.]

Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

In Witness Whereof, this letter agreement is executed by the parties hereto as of the date first set forth above.
Best regards,

Signature: /s/ Robert E. Rasmus
Printed Name: Robert E. Rasmus
Title: Chief Executive Officer
Hi-Crush Operating LLC

Signature: /s/ Robert E. Rasmus
Printed Name: Robert E. Rasmus
Title: Chief Executive Officer
D & I Silica, LLC

AGREED TO AND ACKNOWLEDGED:

HALLIBURTON ENERGY SERVICES, INC.

Signature: /s/ Authorized Person
Printed Name: Authorized Person
Title: Authorized Officer

Signature: /s/ Authorized Person
Printed Name: Authorized Person
Title: Authorized Officer

Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT A

Grade Split %
	UP Origin	CN Origin
20/40	***%	***%
30/50	***%	***%
40/70	***%	***%
100	***%	***%
Total	100%	100%

Exhibit 10.4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT B

Destination	Price ($/Ton)
Smithfield, PA	$***
Mingo Junction, OH	$***
Pittston, PA	$***
Wellsboro, PA	$***
Binghamton, NY	$***
Kittaning, PA	$***
Natchitoches, LA	$***
Evans, CO	$***